Exhibit 3.27

ARTICLES OF INCORPORATION
FILED JUN 14, 1991 GEORGE H. RYAN SECRETARY OF STATE

1.	CORPORATE NAME:	TNT Trucking, Inc.

2.	Initial Registered Agent:	B. Carlton Bailey, Jr.
	Initial Registered Office:	9700 Higgins Road, Suite 570
		Rosemont, IL 60018		Cook
		City	Zip Code	County
3.	Purpose or purposes for which the corporation is organized: (If not sufficient space to cover this point, add one or more sheets of this size.)
The transaction of any or all lawful purposes for which corporations may be Incorporated under the Illinois Business Corporation Act of 1983.
4.	Paragraph 1: Authorized Shares, Issued Shares and Consideration Received:

Class	Par Value per Share		Number of Shares Authorized	Number of Shares Proposed to be Issued	Consideration to be Received Therefor
Common	$	NPV	50	50	$50.00
				TOTAL	$50.00

Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:

(If not sufficient space to cover this point, add one or more sheets of this size.)

Not applicable.

5. OPTIONAL:	(a)	Number of directors constituting the initial board of directors of the corporation: [illegible].

NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated	June 13, 1991.

	Signature and Name		Address

1.	/s/ B. Carlton Bailey, Jr.	1.	9700 Higgins Road, Suite 570
	Signature		Street
	B. Carlton Bailey, Jr.		Rosemont, IL, 60018
	(Type or Print Name)		City/Town	State	Zip Code

ARTICLES OF MERGER CONSOLIDATION OR EXCHANGE
FILED JUL 29 1993 GEORGE H. RYAN SECRETARY OF STATE

1.	Names of the corporations proposing to merge, and the state or country of their incorporation:

	Name of Corporation	State or Country of Incorporation

	TNT Trucking, Inc.	Illinois

	TNT Distribution Services Inc.	Delaware

2.	The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

3.	surviving (a) Name of the acquiring corporation:	TNT Trucking, Inc. (Name to be changed to TNT Distribution Services Inc.)

	(b) It shall be governed by the laws of:	Illinois

4.	Plan of merger is as follows:	(see attached)

Resolved, the name of the surviving corporation is hereby changed to:

TNT Distribution Services Inc.

5.

Plan of merger was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:    N/A – Subsidiary is 100% owned.

6.	(Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of Illinois:

a.      The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.

b.      The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and

c.      The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of “The Business Corporation Act of 1983” of the State of Illinois with respect to the rights of dissenting shareholders.

7.	(Complete this item if reporting a merger under §11.30—90% owned subsidiary provisions.)

a.	The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class Owned Immediately Prior to Merger by the Parent Corporation

TNT Distribution Services Inc.	1,000	1,000

b.	The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was , 19 .

Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary corporations received?    ☒  Yes    ☐  No

(If the answer is “No,” the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

8.	The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated	July 27, 1993	TNT Trucking Inc.
(Exact Name of Corporation)

attested by	/s/ B. Carlton Bailey, Jr.	by	/s/ Kenneth J. Landego
	(Signature of Secretary)	(Signature of President or Vice President)

	B. Carlton Bailey, Jr.	Kenneth J. Landego, Vice President
	(Type or Print Name and Title)	(Type or Print Name and Title)

Dated	July 27, 1993	TNT Distribution Services Inc.
(Exact Name of Corporation)

attested by	/s/ B. Carlton Bailey, Jr.	by	/s/ Kenneth J. Landego
	(Signature of Secretary or Assistant Secretary)	(Signature of President or Vice President)

	B. Carlton Bailey, Jr.	Kenneth J. Landego, Vice President
	(Type or Print Name and Title)	(Type or Print Name and Title)

PLAN AND AGREEMENT OF MERGER

OF

TNT DISTRIBUTION SERVICES INC.

(a Delaware Corporation)

AND

TNT TRUCKING, INC.

(an Illinois Corporation)

PLAN AND AGREEMENT OF MERGER entered into on May     , 1993 by TNT DISTRIBUTION SERVICES INC., a business corporation of the State of Delaware, and approved by resolution adopted by its Board of Directors on said date, and entered into on May     , 1993 by TNT TRUCKING, INC., a business corporation of the State of Illinois, and approved by resolution adopted by its Board of Directors on said date.

WHEREAS TNT Distribution Services Inc. is a business corporation of the State of Delaware with its registered office therein located at Prentice Hail Corporation, 32 Loockerman Square, Suite L-100, City of Dover, County of Kent; and

WHEREAS the total number of shares of stock which TNT Distribution Services Inc. has authority to issue is 1,000, all of which are of one class and [without par value]; and

WHEREAS TNT Trucking, Inc. is a business corporation of the State of Illinois with its principal office therein located at 8700 Joliet Road, City of McCook, County of Cook; and

WHEREAS the total number of shares of stock which TNT Trucking, Inc. has authority to issue is 50, all of which are of one class and without par value; and

WHEREAS, the General Corporation Law of the State of Delaware permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction; and

WHEREAS the Illinois Business Corporation Act permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Illinois; and

5. The outstanding shares of the Terminating Corporation shall not be converted in any manner, nor shall any cash of other property or consideration be paid or delivered therefor inasmuch as the Surviving Corporation is the owner of all of the outstanding shares of the Terminating Corporation’s stock, but each of said shares which is outstanding as of the effective date of the merger shall be surrendered and extinguished.

6. The outstanding shares of the Surviving Corporation’s stock shall not be converted in any manner, but each of said shares which are outstanding as of the effective date of the merger shall continue to represent one issued and outstanding share of the Surviving Corporation’s stock.

7. The Plan of Merger herein made and approved shall be submitted to the shareholders of the Terminating Corporation for their approval in the manner prescribed by the laws of the jurisdiction of its organization and to the shareholders of the Surviving Corporation for their approval or rejection in the manner prescribed by the provisions of the Business Corporation Act of 1983 of the State of Illinois.

8. When the Plan of Merger has been approved by the shareholders of the Terminating Corporation in compliance with the laws of the jurisdiction of its organization and by the shareholder of the Surviving Corporation in the manner prescribed by the provisions of the Business Corporation Act of 1983 of the State of Illinois, the terminating corporation and the Surviving Corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Delaware and by the laws of the State of Illinois, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

9. The Board of Directors and the proper officers of the Terminating Corporation and of the Surviving Corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger of the merger herein provided for.

10. The merger herein provided for shall become effective when approved by the State of Illinois.

ARTICLES OF MERGER CONSOLIDATION OR EXCHANGE
FILED DEC 5 1994 GEORGE H. RYAN SECRETARY OF STATE

1. Names of the corporations proposing to merge, and the state of country of their incorporation:

Name of Corporation	State of Country of Incorporation

TNT Distribution Services Inc.	Illinois

TDSP, Inc.	Delaware

2. The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

3. (a) Name of the surviving corporation:	TNT Distribution Services Inc.

(b) it shall be governed by the laws of:	Illinois

4. Plan of merger is as follows: See Exhibit A

5.

Plan of merger was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:    N/A Both Subsidiaries are 100% owned.

6.	(Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of Illinois:

a.      The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.

b.      The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and

c.      The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of “The Business Corporation Act of 1983” of the State of Illinois with respect to the rights of dissenting shareholders.

7.	(Complete this item if reporting a merger under § 11.30—90% owned subsidiary provisions.)

a.	The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class Owned Immediately Prior to Merger by the Parent Corporation

TDSP, Inc.	1,000	1,000

b.	The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was , 19 .

Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary corporations received?    ☒  Yes    ☐  No

(If the answer is “No,” the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

8.	The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated	December 1, 1994	TNT Distribution Services Inc.
(Exact Name of Corporation)

attested by	/s/ Richard C. Pagano	by	/s/ Michael J. Schaal
	(Signature of Secretary)	(Signature of President)

	R.C. Pagano	Michael J. Schaal
	(Type or Print Name and Title)	(Type or Print Name and Title)

Dated	December 1, 1994	Payseur Distribution Services Inc.
(Exact Name of Corporation)

attested by	/s/ Michael J. Schaal	by	/s/ Michael J. Schaal
	(Signature of Secretary)	(Signature of President)

	Michael J. Schaal	Michael J. Schaal
	(Type or Print Name and Title)	(Type or Print Name and Title)

Dated	December 1, 1994	TDSP, Inc.
(Exact Name of Corporation)

attested by	/s/ Stephen G. Dill	by	/s/ Stephen G. Dill
	(Signature of Secretary)		(Signature of President)

	S.G. Dill	S.G. Dill
	(Type or Print Name and Title)	(Type or Print Name and Title)

EXHIBIT A

PLAN OF MERGER BETWEEN

TNT DISTRIBUTION SERVICES INC. AND

TDSP, INC.

PLAN OF MERGER approved on December 1, 1994 by TDSP, Inc. (TDSP) which is a business corporation organized under the laws of the State of Delaware by resolution adopted by its Sole Director on said date, and approved on December 1, 1994 by TNT Distribution Services Inc. (TNT Distribution Services) which is a business corporation organized under the laws of the State of Illinois by resolution adopted by its Board of Directors on said date.

1. TDSP and TNT Distribution Services shall, pursuant to the provisions of the Illinois Business Corporation Act of 1983 and the General Corporation Law of Delaware (the Acts), be merged with and into a single corporation with TNT Distribution Services being the surviving corporation upon the effective date of the merger. TNT Distribution Services shall continue to exist as the surviving corporation under its present name pursuant to the provisions of the Acts. The separate existence of TDSP shall cease upon the effective date of the merger in accordance with the provisions of the Acts.

2. The merger shall become effective on December 5, 1994.

3. Upon the effective date of the merger, the articles of incorporation of TNT Distribution Services shall continue in full force and effect unless changed, altered or amended in the manner prescribed by the provisions of the Acts.

4. Upon the effective date of the merger, the By-laws of TNT Distribution Services shall continue in full force and effect unless changed, altered, or amended as therein provided and the manner prescribed by the provisions of the Acts.

5. The directors and officers of TNT Distribution Services upon the effective date of the merger shall continue to be members of the Board of Directors and officers of TNT Distribution Services, respectively, all of whom shall hold their positions until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the By-Laws of TNT Distribution Services.

6. The number of outstanding shares of TDSP is one thousand (1,000), all of which are one class, at no par value per share, and the number of outstanding shares of TNT Distribution Services are fifty (50), all of which are one class, at no par value per share. Each issued share of TDSP shall, upon the effective date of the merger, be surrendered and extinguished. The issued shares of TNT Distribution Services shall not be converted or exchanged in any manner, and each share shall continue to represent one issued and outstanding share of TNT Distribution Services as of the effective date of the merger.

7. This Plan of Merger has been approved by the Sole Director of TDSP and the Board of Directors of TNT Distribution Services by Unanimous Written Consent on December 1, 1994, in accordance with both the Illinois Business Corporation Act of 1983 and the General Corporation Law of Delaware.

8. In the event that the merger of TDSP with and into TNT Distribution Services shall have been fully authorized in accordance with the provisions of the Acts, TDSP and TNT Distribution Services hereby stipulate that they will cause to be executed and filed and/or recorded a document or documents, prescribed by the laws of the States of Illinois and Delaware; and that they will cause to be performed all necessary acts to effectuate the merger.

9. The officers of both corporations, are hereby authorized, empowered, and directed to execute such documents and take such further action as is necessary to carry out the merger.

ARTICLES OF MERGER CONSOLIDATION OR EXCHANGE
FILED DEC 5 1994 GEORGE H. RYAN SECRETARY OF STATE

1. Names of the corporations proposing to merge, and the state or country of their incorporation:

Name of Corporation	State of Country of Incorporation

TNT Distribution Services Inc.	Illinois

Payseur Distribution Services Inc.	Delaware

2. The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

3. (a) Name of the surviving corporation:	TNT Distribution Services Inc.

(b) it shall be governed by the laws of:	Illinois

4. Plan of merger is as follows: See Exhibit A

5.	Plan of merger was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows: N/A Both Subsidiaries are 100% Owned

6.	(Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of Illinois:

	a.	The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such Corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.

	b.	The Secretary of State of the State of Illinois shall be and hereby is Irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and

c.

The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of “The Business Corporation Act of 1983” of the State of Illinois with respect to the rights of dissenting shareholders.

7.	(Complete this item if reporting a merger under § 11.30-90% owned subsidiary provisions.)

a.	The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class Owned Immediately Prior to Merger by the Parent Corporation

Payseur Distribution Services Inc.	1,000	1,000

b.	The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was , 19 .

Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary corporations received?    ☒  Yes    ☐  No

(If the answer is “No,” the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

8.	The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated	December 1	, 19	94	TNT Distribution Services Inc.
(Exact Name of Corporation)

attested by		/s/ Richard C. Pagano		by	/s/ Michael J. Schaal
		(Signature of Secretary)			(Signature of President)

		R. C. Pagano			Michael J. Schaal
		(Type or Print Name and Title)			(Type or Print Name and Title)

Dated	December 1	, 19	94		Payseur Distribution Services, Inc.
(Exact Name of Corporation)

attested by		/s/ Michael J. Schaal		by	/s/ Michael J. Schaal
		(Signature of Secretary)			(Signature of President)

		Michael J. Schaal			Michael J. Schaal
		(Type or Print Name and Title)			(Type or Print Name and Title)

Dated	December 1	, 19	94		TDSP, Inc.
(Exact Name of Corporation)

attested by		/s/ Stephen G. Dill		by	/s/ Stephen G. Dill
		(Signature of Secretary)			(Signature of President)

		S. G. Dill			S. G. Dill
		(Type or Print Name and Title)			(Type of Print Name and Title)

EXHIBIT A

PLAN OF MERGER BETWEEN

TNT DISTRIBUTION SERVICES INC. AND

PAYSEUR DISTRIBUTION SERVICES INC.

PLAN OF MERGER approved on December 1, 1994 by Payseur Distribution Services Inc. (Payseur Distribution) which is a business corporation organized under the laws of the State of Delaware by resolution adopted by its Sole Director on said date, and approved on December 1, 1994 by TNT Distribution Services Inc. (TNT Distribution Services) which is a business corporation organized under the laws of the State of Illinois by resolution adopted by its Board of Directors on said date.

1. Payseur Distribution and TNT Distribution Services shall, pursuant to the provisions of the Illinois Business Corporation Act of 1983 and the General Corporation Law of Delaware (the Acts), be merged with and into a single corporation with TNT Distribution Services being the surviving corporation upon the effective date of the merger. TNT Distribution Services shall continue to exist as the surviving corporation under its present name pursuant to the provisions of the Acts. The separate existence of Payseur Distribution shall cease upon the effective date of the merger in accordance with the provisions of the Acts.

2. The merger shall become effective on December 5, 1994.

3. Upon the effective date of the merger, the articles of incorporation of TNT Distribution Services shall continue in full force and effect unless changed, altered or amended in the manner prescribed by the provisions of the Acts.

4. Upon the effective date of the merger, the By-laws of TNT Distribution Services shall continue in full force and effect unless changed, altered, or amended as therein provided and the manner prescribed by the provisions of the Acts.

5. The directors and officers of TNT Distribution Services upon the effective date of the merger shall continue to be members of the Board of Directors and officers of TNT Distribution Services, respectively, all of whom shall hold their positions until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the By-Laws of TNT Distribution Services.

6. The number of outstanding shares of Payseur Distribution is one thousand (1,000), all of which are one class, at no par value per share, and the number of outstanding shares of TNT Distribution Services are fifty (50), all of which are one class, at no par value per share. Each issued share of Payseur Distribution shall, upon the effective date of the merger, be surrendered and extinguished. The issued shares of TNT Distribution Services shall not be converted or exchanged in any manner, and each share shall continue to represent one issued and outstanding share of TNT Distribution Services as of the effective date of the merger.

7. This Plan of Merger has been approved by the Sole Director of Payseur Distribution and the Board of Directors of TNT Distribution Services by Unanimous Written Consent on December 1, 1994, in accordance with both the Illinois Business Corporation Act of 1983 and the General Corporation Law of Delaware.

8. In the event that the merger of Payseur Distribution with and into TNT Distribution Services shall have been fully authorized in accordance with the provisions of the Acts, Payseur Distribution and TNT Distribution Services hereby stipulate that they will cause to be executed and filed and/or recorded a document or documents, prescribed by the laws of the States of Illinois and Delaware; and that they will cause to be performed all necessary acts to effectuate the merger.

9. The officers of both corporations, are hereby authorized, empowered, and directed to execute such documents and take such further action as is necessary to carry out the merger.

ARTICLES OF AMENDMENT

FILED

FEB 29 1996

GEORGE H. RYAN
SECRETARY OF STATE

1.	CORPORATE NAME: TNT Distribution Services Inc.

2.	MANNER OF ADOPTION:

The following amendment of the Articles of Incorporation was adopted February 12, 1996 in the manner indicated below.

By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

(INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is RESOLVED, that the Articles of Incorporation be amended to read as follows:)

USF Distribution Services Inc.

(NEW NAME)

3.	The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert “No change”)

No change

4.	(a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert “No change”)

No change

(b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert “No change”)

No change

	Before Amendment	After Amendment
Paid-in Capital	$	$

5.	The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated February 12, 1996		TNT Distribution Services Inc.
(Exact Name of Corporation)
attested by	/s/ R. C. Pagano	by:	/s/ M. J. Schaal
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	R. C. Pagano, Secretary	M. J. Schaal President
	(Type or Print Name and Title)		(Type or Print Name and Title)

ARTICLES OF MERGER CONSOLIDATION OR EXCHANGE

FILED

JUN 22 1999

JESSE WHITE
SECRETARY OF STATE

1. Names of the corporations proposing to merge, and the state or country of their incorporation:

Name of Corporation	State of Country Of Incorporation	Corporation File No.

USF Distribution Services Inc.	Illinois	56430334
Moore & Son Co.	Ohio	NR

2.	The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

3. (a) Name of the	surviving	corporation: USF Distribution Services Inc.

(b) it shall be governed by the laws of: Illinois

4. Plan of merger is as follows:

See Exhibit A

5.	Plan of merger was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organizes, and (b) as to each Illinois corporation, as follows:

6.	(Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of Illinois:

a.	The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder or any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.

b.	The Secretary of State of the State of Illinois shall be and hereby is Irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and

c.	The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of “The Business Corporation Act of 1983” of the State of Illinois with respect to the rights of dissenting shareholders.

7.	(Complete this item if reporting a merger under § 11.30—90% owned subsidiary provisions.)

	a.	The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation are:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class Owned Immediately Prior to Merger by the Parent Corporation
Moore & Son Co.	100	100

	b.	(Not applicable to 100% owned subsidiaries)

The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was , 19 .

Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary corporations received? Yes No

(If the answer is “No,” the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

8.	The undersigned corporations have caused these articles to be signed by their duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true. (All signatures must be in BLACK INK.)

Dated	, 19	USF Distribution Services Inc.
(Exact Name of Corporation)

attested by	/s/ Richard C. Pagano	by	/s/ Thomas A. Lilly
	(Signature of Secretary)		(Signature of President)

	Richard C. Pagano Secretary		Thomas A. Lilly President
	(Type or Print Name and Title)		(Type or Print Name and title)

Dated	, 19		Moore & Son Co.
(Exact Name of Corporation)

attested by	/s/ Richard C. Pagano	by	/s/ Thomas A. Lilly
	(Signature of Secretary of Assistant Secretary)		(Signature of President)

	Richard C. Pagano Secretary		Thomas A. Lilly President
	(Type or Print Name and Title)		(Type or Print Name and Title)

EXHIBIT A

PLAN OF MERGER BETWEEN

USF DISTRIBUTION SERVICES INC.

AND

MOORE & SON CO.

PLAN OF MERGER approved on May 30, 1999 by Moore & Son Co. which is a business corporation organized under the laws of the State of Ohio by resolution adopted by its Board of Directors on said date and approved on May 30, 1999 by USF Distribution Services Inc. (the Company) which is a business corporation organized under the laws of the State of Illinois by resolution adopted by its Board of Directors on said date.

1. Moore & Son Co. and USF Distribution Services Inc. shall, pursuant to the provisions of the Ohio General Corporation Law and the Illinois Business Corporation Act of 1983 (the Acts), be merged with and into a single corporation with USF Distribution Services Inc. being the surviving corporation upon the effective date of the merger. USF Distribution Services Inc. shall continue to exist as the surviving corporation under its present name pursuant to the provisions of the Act. The separate existence of Moore & Son Co. shall cease upon the effective date of the merger in accordance with the provisions of the Act.

2. The merger shall become effective on filing.

3. Upon the effective date of the merger, the articles of incorporation of USF Distribution Services Inc. shall continue in full force and effect unless changed, altered or amended in the manner prescribed by the provisions of the Act.

4. Upon the effective date of the merger, the By-Laws of USF Distribution Services Inc. shall continue in full force and effect unless changed, altered, or amended as therein provided and the manner prescribed by the provisions of the Act.

5. The directors and officers of USF Distribution Services Inc. upon the effective date of the merger shall continue to be members of the Board of Directors and officers of USF Distribution Services Inc., respectively, all of whom shall hold their positions until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the By-Laws of USF Distribution Services Inc.

6. The number of outstanding shares of Moore & Son Co. is one hundred (100), all of which are one class, at no par value per share, and the number of outstanding shares of USF Distribution Services Inc. is fifty (50), all of which are one class, at no par value per share. Each issued share of Moore & Son Co. shall, upon the effective date of the merger, be surrendered and extinguished. The issued shares of USF Distribution Services Inc. shall not be converted or exchanged in any manner, and each share shall continue to represent one issued and outstanding share of USF Distribution Services Inc. as of the effective date of the merger.

7. This Plan of Merger has been approved by the Board of Directors of Moore & Son Co., and the Board of Directors of USF Distribution Services Inc. by Unanimous Written Consent on May 30, 1999, in accordance with the Ohio General Corporation Law and the Illinois Business Corporation Act of 1983.

8. In the event that the merger of Moore & Son Co. with and into USF Distribution Services Inc. shall have been fully authorized in accordance with the provisions of the Act, and USF Distribution Services Inc. hereby stipulate that they will cause to be executed and filed and/or recorded a document or documents, prescribed by the laws of the State of Ohio; and that they will cause to be performed all necessary acts to effectuate the merger.

9. The officers of the two corporations, are hereby authorized, empowered, and directed to execute such documents and take such further action as is necessary to carry out the merger.

ARTICLE OF MERGER CONSOLIDATION OR EXCHANGE

FILED NOV 19 2001 JESSE WHITE SECRETARY OF STATE

1.	Names of the corporations proposing to merge, and the state or country of their incorporation:

Name of Corporation	State or Country of Incorporation	Corporation File Number

USF DISTRIBUTION SERVICES OF TEXAS INC.	TEXAS	NR

USF DISTRIBUTION SERVICES INC.	ILLINOIS	56430334

2.	The laws of the state or country under which each corporation is incorporated permits such merger.consolidation or exchange.

surviving
3.	(a)	Name of the		corporation: USF DISTRIBUTION SERVICES INC.

	(b)	it shall be governed by the laws of: ILLINOIS

4. Plan of merger is as follows:

SEE ATTACHED PLAN OF MERGER

5.	Plan of merger was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:

(The following items are not applicable to mergers under §11.30 — 90% owned subsidiary provisions. See Article 7.)

(Only “X” one box for each Illinois corporation)

By the shareholders, a
resolution of the board of
directors having been duly
adopted and submitted to a
vote at a meeting of
shareholders. Not less than
the minimum number of
votes required by statute and
by the articles of
incorporation voted in favor
of the action taken.

(§11.20)

By written consent of the
shareholders having not less
than the minimum number of
votes required by statute and
by the articles of
incorporation. Shareholders
who have not consented in
writing nave been given
notice in accordance with
		§7.10 (§ 11.220)	By written consent of ALL the shareholders entitled to vote on the action, in accordance with § 7.10 & § 11.20
Name of Corporation

USF Distribution Services of Texas Inc.	☐	☐	☒

	☐	☐	☐

	☐	☐	☐

	☐	☐	☐

	☐	☐	☐

6.	(Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of Illinois:

	a.	The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.

	b.	The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and

c.

The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of “The Business Corporation Act of 1983” of the State of Illinois with respect to the rights of dissenting shareholders.

7.	(Complete this item if reporting a merger under § 11.30—90% owned subsidiary provisions.)

a.	The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class Owned Immediately Prior to Merger by the Parent Corporation

USF Distribution Services of Texas Inc.	1,000	1,000

b.	(Not applicable to 100% owned subsidiaries)

The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was                                         ,                         .

                                                 (Month & Day)                      (Year)

Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary corporations received?    ☐  Yes    ☐  No

(If the answer is “No,” the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

8.	The undersigned corporations have caused these articles to be signed by their duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true. (All signatures must be in BLACK INK.)

Dated	November 15	,	2001	USF Distribution Services Inc.
	(Month & Day)		(Year)	(Exact Name of Corporation)

attested by	/s/ Richard C. Pagano			by	/s/ Thomas A. Lilly
	(Signature of Secretary)			(Signature of President)

	Richard C. Pagano			Thomas A Lilly
	(Type or Print Name and Title)			(Type or Print Name and Title)

Dated		,		USF Distribution Services of Texas Inc.
	(Month & Day)		(Year)	(Exact Name of Corporation)

attested by	/s/ Richard C. Pagano			by	/s/ Thomas A. Lilly
	(Signature of Secretary)			(Signature of President)

	Richard C. Pagano			Thomas A. Lilly
	(Type or Print Name and Title)			(Type or Print Name and Title)

EXHIBIT A

PLAN OF MERGER BETWEEN

USF DISTRIBUTION SERVICES INC.

AND

USF DISTRIBUTION SERVICES OF TEXAS INC. CO.

PLAN OF MERGER approved on November 6, 2001 by USF Distribution Services of Texas Inc. Co. which is a business corporation organized under the laws of the State of Texas by resolution adopted by its Board of Directors on said date and approved on November 6, 2001 by USF Distribution Services Inc. (the Company) which is a business corporation organized under the laws of the State of Illinois by resolution adopted by its Board of Directors on said date.

1. USF Distribution Services of Texas Inc. Co. and USF Distribution Services Inc. shall, pursuant to Section 5.03 of the Business Corporation Act of the State of Texas and the Illinois Business Corporation Act of 1983 (the Acts), be merged with and into a single corporation with USF Distribution Services Inc. being the surviving corporation upon the effective date of the merger. USF Distribution Services Inc. shall continue to exist as the surviving corporation under its present name pursuant to the provisions of the Act. The separate existence of USF Distribution Services of Texas Inc. Co. shall cease upon the effective date of the merger in accordance with the provisions of the Act.

2. The merger shall become effective on filing.

3. Upon the effective date of the merger, the articles of incorporation of USF Distribution Services Inc. shall continue in full force and effect unless changed, altered or amended in the manner prescribed by the provisions of the Act.

4. Upon the effective date of the merger, the By-Laws of USF Distribution Services Inc. shall continue in full force and effect unless changed, altered, or amended as therein provided and the manner prescribed by the provisions of the Act.

5. The directors and officers of USF Distribution Services Inc. upon the effective date of the merger shall continue to be members of the Board of Directors and officers of USF Distribution Services Inc., respectively, all of whom shall hold their positions until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the By-Laws of USF Distribution Services Inc.

6. The number of outstanding shares of USF Distribution Services of Texas Inc. Co. is one hundred (1,000), all of which are one class, at no par value per share, and the number of outstanding shares of USF Distribution Services Inc. is fifty (50), all of which are one class, at no par value per share. Each issued share of USF Distribution Services of Texas Inc. Co. shall, upon the effective date of the merger, be surrendered and extinguished. The issued shares of USF Distribution Services Inc. shall not be converted or exchanged in any manner, and each share shall continue to represent one issued and outstanding share of USF Distribution Services Inc. as of the effective date of the merger,

7. This Plan of Merger has been approved by the Board of Directors of USF Distribution Services of Texas Inc. Co., and the Board of Directors of USF Distribution Services Inc. by Unanimous Written Consent on November 6, 2001, in accordance with Section 5.03 of the Business Corporation Act of the State of Texas and the Illinois Business Corporation Act of 1983.

8. In the event that the merger of USF Distribution Services of Texas Inc. Co. with and into USF Distribution Services Inc. shall have been fully authorized in accordance with the provisions of the Act, and USF Distribution Services Inc. hereby stipulate that they will cause to be executed and filed and/or recorded a document or documents, prescribed by the laws of the State of Texas; and that they will cause to be performed all necessary acts to effectuate the merger.

9. The officers of the two corporations, are hereby authorized, empowered, and directed to execute such documents and take such further action as is necessary to carry out the merger.

Articles of Merger,

Consolidation or Exchange

FILED DEC 29 2005 JESSE WHITE SECRETARY OF STATE

Note: Strike inapplicable words in items 1, 3 and 4

merge,
1. Names of the corporations proposing to		and the state or country of their incorporation:

Name of Corporation	State of Country of Incorporation	Corporation File Number

USF Logistics Services Inc.	Delaware	5742-167-3

USF Distributions Services Inc.	Illinois	5643-033-4

2.	The laws of the state or country under which each corporation is incorporated permits such merger, consolidation or exchange.

3.	(a)	Name of the surviving corporation:	USF Distributions Services Inc.

	(b)	It shall be governed by the laws of:	Illinois

4.	Plan of merger is as follows:

See Agreement and Plan of Merger attached, with an effective date of the merger January 1, 2006.

5.

Plan of merger was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:

(The following Items are not applicable to mergers under §11.30 — 90% owned subsidiary provisions. See Article 7.)

(Only “X” one box for each Illinois corporation)

By the shareholders, a resolution of the board of directors having been duly adopted and submitted to a vote at a meeting of shareholders. Not less than the minimum number of votes required by statute and by the articles of incorporation voted in favor of the action taken.

(§11.20)

		By written consent of the shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with § 7.10 (§ 11.20)	By written consent of ALL the shareholders entitled to vote on the action, in accordance with § 7.10 &§ 11.20

Name of Corporation
USF Logistics Services Inc.	☐	☐	☑
USF Distributions Services Inc.	☐	☐	☑
	☐	☐	☐

6.	(Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of Illinois:

a.	The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.

b.	The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and

c.	The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of “The Business Corporation Act of 1983” of the State of Illinois with respect to the rights of dissenting shareholders.

7.	(Complete this item if reporting a merger under § 11.30—90% owned subsidiary provisions.)

a.	The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class Owned Immediately Prior to Merger by the Parent Corporation
n/a

b.	(Not applicable to 100% owned subsidiaries)

The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging

subsidiary corporation was         December 20         ,     2005    .

                                         (Month & Day)          (Year)

Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary corporations received?    ☑  Yes    ☐  No

(If the answer is “No,” the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

8.	The undersigned corporations have caused these articles to be signed by their duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true. (All signatures must be in BLACK INK.)

Dated	December 27	,	2005	USF Logistics Services Inc.
	(Month & Day)		Year	(Exact Name of Corporation)

/s/ Brenda Landry
(Any authorized officer’s signature)

	Vice Pres. & Asst. Sec. of USF Logistics Services, Inc
	(Type or Print Name and Title)

Dated	December 27	,	2005	USF Distribution Services, Inc.
	(Month & Day)		Year	(Exact Name of Corporation)

/s/ Brenda Landry
(Any authorized officer’s signature)

	Vice Pres. & Asst. Sec. of USF Distribution Services Inc.
	(Type or Print Name and Title)

AGREEMENT AND PLAN OF MERGER

OF

USF LOGISTICS SERVICES INC.

(A DELAWARE CORPORATION)

INTO

USF DISTRIBUTION SERVICES INC.

(AN ILLINOIS CORPORATION)

THIS AGREEMENT AND PLAN OF MERGER, effective as of January 1, 2006, is made by and between USF Logistics Services Inc. and USF Distribution Services Inc.

WITNESSETH:

In consideration of the premises and mutual covenants and agreements herein contained, and for the purpose of setting forth the terms and conditions of the merger, the mode of carrying the same into effect, the manner and basis of converting the shares of the Merging Corporation (as defined below) into shares of the Surviving Corporation (as defined below) and such other details and provisions as are deemed necessary or desirable, the parties hereto have agreed and do hereby agree as follows:

1. The name of the corporation proposing to merge is:

USF Logistics Services Inc., a Delaware corporation (“USF Logistics Services”), which is a wholly owned subsidiary of YRC Regional Transportation, Inc. (USF Logistics Services may also be referred to as the “Merging Corporation”.)

2. The name of the corporation into which the Merging Corporation proposes to merge is:

USF Distribution Services Inc., an Illinois corporation (“Surviving Corporation”), which is a wholly owned subsidiary of YRC Regional Transportation, Inc.

3. The terms and conditions of the proposed merger and the mode of carrying the same into effect are:

At the effective date (as described below), the Merging Corporation shall be merged into the Surviving Corporation, and the terms, provisions and conditions of the merger and the mode of carrying the same into effect are:

FIRST: The Merger. Merging Corporation shall be and is hereby merged into the Surviving Corporation, pursuant to and in accordance with all applicable provisions of the General Corporation Law of the State of Delaware, as amended, and the Business Corporation Act of 1983 of the State of Illinois, as amended.

SECOND: Results of Merger. In accordance with the laws aforesaid, the merging corporations shall be a single corporation, which single corporation shall be the Surviving Corporation and the separate existence of the Merging Corporation shall cease (except insofar as it may be continued by statute). Upon the merger becoming effective:

(i)	all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of the Merged Corporation shall be transferred to, vested in and devolve upon the Surviving Corporation without further act or deed;

(ii)	all property, rights, and every other interest of the Surviving Corporation and the Merged Corporation shall be as effectively the property of the Surviving Corporation as they were of the Surviving Corporation and the Merged Corporation;

(iii)	all debts due on whatever account, including subscriptions of shares (if any) and all other chooses in action;

(iv)	all and every other interest, of or belonging to or due to the Merged Corporation shall be taken and deemed to be those of and vested in the Surviving Corporation without further act or deed; and

(v)	the title to any real estate or any interest therein, vested in the Merged Corporation shall not revert or be in any way impaired by reason of such merger.

The Merged Corporation hereby agrees from time to time, as and when requested by the Surviving Corporation or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the Surviving Corporation may deem to be necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of any property of the Merged Corporation acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof and the proper officers and directors of the Merged Corporation and the proper officers and directors of the Surviving Corporation are fully authorized in the name of the Merged Corporation or otherwise to take any and all such action.

THIRD: Liabilities. Upon the merger, the Surviving Corporation shall be responsible and liable for all of the liabilities and obligations of each of the corporations so merged, and any claim existing or action or proceeding pending by or against either of such corporations may be prosecuted to judgment as if such merger or consolidation had not taken place, or such Surviving Corporation may be substituted in its place; neither the rights of creditors nor any liens upon the property of either corporation shall be impaired by such merger.

FOURTH: Effective Date of Merger. This merger shall become effective upon filing with the Secretary of State of Illinois. However, for all accounting purposes, the effective date of the merger shall be at 12:01 am Central Time on January 1, 2006.

4. The manner and basis of converting the shares or the ownership interests of the Merging Corporations into shares, obligations or other securities of the Surviving Corporation are as follows:

(a) Each share of common stock, no par value, of the Surviving Corporation, outstanding on the effective date of the merger, being a total of 50 shares, shall remain outstanding as the capital stock of the Surviving Corporation.

(b) On the effective date of the merger, each share of common stock of the Merging Corporation, no par value, outstanding on the effective date of the merger, being a total of 10 shares, with a stated value of $100 per share, shall be surrendered to the Surviving Corporation and canceled.

(c) There are no dissenting stockholders of the Surviving Corporation and no dissenting stockholders of the Merging Corporation.

5. Other provisions with respect to the proposed merger deemed necessary or desirable:

(a) Certificate of Incorporation and Bylaws. On the effective date of the merger, the Certificate of Incorporation and Bylaws of the Surviving Corporation shall continue as the Certificate of Incorporation and Bylaws of the Surviving Corporation.

(b) Directors and Officers. The directors and officers of the Surviving Corporation shall continue in office until the next annual meeting of the stockholders and until their successors shall have been elected and qualified.

(c) Abandonment of Merger. Anything herein or elsewhere to the contrary notwithstanding, this Agreement of Merger may be terminated and abandoned at any time before it becomes effective by the Board of Directors of the Surviving Corporation, in which event this Agreement of Merger shall become wholly void and of no effect and there shall be no liability on the part of either of the Merging Corporation and its sole stockholder and directors, and the Surviving Corporation and its sole stockholder and directors.

(d) Amendment. This Agreement of Merger may be amended at any time prior to the effective date by action of the Board of Directors of the Merging Corporation or the Board of Directors of the Surviving Corporation; provided that an amendment made subsequent to the adoption of the Agreement by the stockholders of the Merging Corporation or the Surviving Corporation shall not (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such constituent corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation, or (3) alter or change any of the terms and conditions of the Agreement if such alteration or change would adversely affect the holders of any class or series thereof of such constituent corporation.

(e) Further Information. The appropriate officers of the Merging Corporation are authorized to execute on behalf of the Merging Corporation any and all documents appropriate to the accomplishment of, or required to be done to accomplish, the merger under this Agreement, and to take all steps and to all things for and on behalf of the parties hereto as are required by or appropriate under the laws of the State of Illinois or the State of Delaware to accomplish the merger; and from time to time, as and when requested by the Surviving Corporation or by its successors or assigns, the Merging Corporation or its officers or directors, as is appropriate and proper, will execute and deliver, or cause to be executed and delivered, all such deeds and other instruments, and will take or cause to be taken such other and further action as the Surviving Corporation may deem necessary or desirable in order to confirm the vesting in and confirm to the Surviving Corporation title and possession of all of its property, rights, privileges, powers and franchises and otherwise to carry out the intent and purposes of this Agreement of Merger.

(f) Governing Law. This Agreement of Merger shall be governed by, and construed in accordance with, the laws of the State of Illinois.

(g) Consent to Service of Process. Pursuant to Section 5/5.25 of the Business Corporation Act of 1983 of the State of Illinois and Section 321 of the Delaware General Corporation Law, the Surviving Corporation hereby agrees that it may be served with process in the State of Illinois in any proceeding for enforcement of any obligation of either of the Merging Corporations, as well as for enforcement of any obligation of the Surviving Corporation arising from the merger or consolidation, including any suit or other proceeding to enforce the right of any stockholder, and irrevocably appoints the CT Corporation System as its agent to accept service of process in any such suit or other proceedings.

IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolutions adopted by their respective Boards of Directors and that fact having been certified on the Agreement of Merger by the Assistant Secretary of each party hereto, have caused this Agreement of Merger to be executed by a duly authorized officer of each party hereto as the respective act, deed and agreement of each such party.

USF Logistics Services Inc.

By:	/s/ James McMullen
Name:	James McMullen
Title:	Vice President and Secretary

USF Distribution Services Inc.

By:	/s/ James McMullen
Name:	James McMullen
Title:	Vice President and Secretary

CERTIFICATION

I, Brenda Landry, Assistant Secretary of USF Logistics Services Inc., a corporation organized and existing under the laws of the State of Delaware (“USF Logistics Services”), hereby certify, as such Assistant Secretary, and under the seal of USF Logistics Services, that the foregoing Agreement of Merger was duly approved by the Board of Directors of USF Logistics Services by written consent effective as of December 21, 2005 in lieu of a meeting pursuant to Section 228 of the General Corporation Law of Delaware and the Bylaws of USF Logistics Services. I hereby further certify that the Agreement of Merger was duly adopted by the written consent of the sole stockholder effective as of December 21, 2005, and the vote by which it was adopted constitutes full legal compliance with the General Corporation Law of Delaware and with the Articles of Incorporation and Bylaws of USF Logistics Services.

Witness my hand on this 27th day of December 2005.

/s/ Brenda Landry
Brenda Landry
Assistant Secretary

CERTIFICATION

I, Brenda Landry, Assistant Secretary of USF Distribution Services Inc., a corporation organized and existing under the laws of the State of Illinois (“USF Distribution Services”), hereby certify, as such Assistant Secretary, and under the seal of USF Distribution Services, that the foregoing Agreement of Merger was duly approved by the Board of Directors of USF Distribution Services by written consent effective as of December 21, 2005 in lieu of a meeting pursuant to Section 5/8.45 of the Business Corporation Act of 1983 of Illinois and the Bylaws of USF Distribution Services. I hereby further certify that the Agreement of Merger was duly adopted by the written consent of the sole stockholder effective as of December 21, 2005, and the vote by which it was adopted constitutes full legal compliance with the General Corporation Law of Delaware and with the Articles of Incorporation and the Bylaws of USF Distribution Services.

Witness my hand on this 27th day of December 2005.

/s/ Brenda Landry
Brenda Landry
Assistant Secretary

ARTICLES OF AMENDMENT Business Corporation Act

FILED DEC 29 2005 JESSE WHITE SECRETARY OF STATE

1.	CORPORATE NAME:	USF Distribution Services Inc.

(Note 1)

2.	MANNER OF ADOPTION OF AMENDMENT:

The following amendment of the Articles of Incorporation was adopted on December 21, 2005.

                                                                                                                               (Month & Day)

                     in the manner indicated below. (“X” one box only)

    (Year)

☐	By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;

(Note 2)

☐	By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

(Note 2)

☐	By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

(Note 3)

☐	By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment,

(Note 4)

☐	By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

(Notes 4 & 5)

☒	By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

(Note 5)

3.	TEXT OF AMENDMENT:

a.	When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

Article I: The name of the corporation is:

Meridian IQ Services Inc.

NAME CHANGE EFFECTIVE AT 12:01 AM CENTRAL TIME ON JANUARY 1, 2006.

Text of Amendment

b.	(if amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

No change. Amendment does not affect the corporate purpose.

4.	The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert “No change”)

No change.

5.	(a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert “No change”)

No change.

(b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert “No change”) (Note 6)

	Before Amendment		After Amendment

Paid-in Capital	$	No change	$

(Complete either Item 6 or 7 below. All signatures must be in BLACK INK.)

6.	The undersigned corporation has caused these articles to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true.

Dated	December 27	,	2005	USF Distribution Services Inc.
	(Month & Day)		(Year)	(Exact Name of Corporation at date of execution)

	/s/ Brenda Landry
	(Any Authorized Officer’s Signature)

	Vice Pres. & Asst. Sec. of USF Distribution Services Inc.
	(Type or Print Name and Title)

7.	If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

OR

If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated		,
	(Month & Day)		(Year)

n/a

ARTICLES OF AMENDMENT

Business Corporation Act

FILED JUN 15 2007 JESSE WHITE SECRETARY OF STATE

1.	CORPORATE NAME:	Meridian IQ Services, Inc.
(Note 1)

2.	MANNER OF ADOPTION OF AMENDMENT:

The following amendment of the Articles of Incorporation was adopted on	June 13	,
(Month & Day)
2007 in the manner indicated below. (“X” one box only)
(Year)

☐	By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;

(Note 2)

☐	By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

(Note 2)

☐	By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

(Note 3)

☐	By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

(Note 4)

☐	By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of Incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

(Notes 4&5)

☒	By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

(Note 5)

3.	TEXT OF AMENDMENT:

a.	When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

Article I: The name of the corporation is:

YRC LOGISTICS SERVICES, INC.

This amendment shall be effective July 2, 2007.

Text of Amendment

b.	(If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

No change

4.	The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert “No change”)

No change

5.	(a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert “No change”)

No change

(b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert “No change”) (Note 6)

	Before Amendment	After Amendment

Paid-in Capital	$	$

(Complete either Item 6 or 7 below. All signatures must be in BLACK INK.)

6.	The undersigned corporation has caused these articles to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true.

Dated	June 13	,	2007	Meridian IQ Services, Inc.
	(Month & Day)		(Year)	(Exact Name of Corporation at date of execution)

	/s/ James D. McMullen
	(Any Authorized Officer’s Signature)

	James D. McMullen, Vice President and Secretary
	(Type or Print Name and Title)

7.	If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

OR

If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated		,
	(Month & Day)		(Year)

STATEMENT OF CHANGE OF
REGISTERED AGENT AND/OR
REGISTERED OFFICE
Business Corporation Act

FILED AUG 01 2005 JESSE WHITE SECRETARY OF STATE

1.	Corporate Name:	USF Distribution Services Inc.

2.	State or Country of Incorporation:	Illinois

3.	Name and Address of Registered Agent and Registered Office as they appear on the records of the Office of the Secretary of State (before change):

	Registered Agent	Richard C. Pagano
First Name Middle Name Last Name

	Registered Office	8550 W Bryn Mawr Ste 700
Number Street Suite No. (P.O. Box alone is unacceptable)

Chicago 60631 Cook
City ZIP Code County

4.	Name and Address of Registered Agent and Registered Office shall be (after all changes herein reported):

	Registered Agent	CT Corporation System
First Name Middle Name Last Name

	Registered Office	208S LaSalle Street, Suite 814
Number Street Suite No. (P.O. Box alone is unacceptable)

Chicago, IL 60604 COOK
City ZIP Code County

5.	The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.	The above change was authorized by: (“X” one box only)

a.	☒ Resolution duly adopted by the board of directors.	(Note 5)

b.	☐ Action of the registered agent	(Note 6)

7.	If authorized by the board of directors, sign here. See Note 5 below.

The undersigned corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct.

Dated	7/18	,	2005	USF Distribution Services Inc.
	Month & Day		Year	Exact Name of Corporation

	/s/ Richard C. Pagano
	Any Authorized Officer’s Signature

	RICHARD C. PAGANO, SECRETARY
	Name and Title (type or print)

If change of registered office by registered agent, sign here. See Note 6 below.

The undersigned, under penalties of perjury, affirms that the facts stated herein are true and correct.

Dated		,
	Month & Day		Year	Exact Name of Corporation

Name (type or print)
If Registered Agent is a corporation,
Name and Title of officer who is signing on its behalf.

NOTES

1.	The registered office may, but need not be, the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2.	The registered office must include a street or road address (P.O. Box alone is unacceptable).

3.	A corporation cannot act as its own registered agent.

4.	If the registered office is changed from one county to another, the corporation must file with the Recorder of Deeds of the new county a certified copy of the Articles of Incorporation and a certified copy of the Statement of Change of Registered Office. Such certified copies may be obtained ONLY from the Secretary of State.

5.	Any change of registered agent must be by resolution adopted by the board of directors. This statement must be signed by a duly authorized officer.

6.	The registered agent may report a change of the registered office of the corporation for which he/she is a registered agent. When the agent reports such a change, this statement must be signed by the registered agent. If a corporation is acting as the registered agent, a duly authorized officer of such corporation must sign this statement.